Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2013	2012	2011
	(unaudited in millions, except per unit amounts)
Operating revenue	$6,871.2	$6,291.5	$8,759.7
Operating revenue - affiliate	245.9	414.6	350.1

	7,117.1	6,706.1	9,109.8

Operating expenses:
Cost of natural gas	4,829.4	4,282.2	6,899.3
Cost of natural gas - affiliate	119.5	287.9	200.8
Environmental costs, net of recoveries	273.7	(91.3)	(113.3)
Oil measurement adjustments	(26.7)	(11.5)	(63.4)
Operating and administrative	536.9	430.3	344.1
Operating and administrative - affiliate	408.2	421.7	360.9
Power	147.7	148.8	144.8
Depreciation and amortization	388.0	344.8	339.8

	6,676.7	5,812.9	8,113.0

Operating income	440.4	893.2	996.8
Interest expense	320.4	345.0	320.6
Allowance for equity used during construction	43.1	11.2	—
Other income (expense)	16.0	(1.2)	6.5

Income before income tax expense	179.1	558.2	682.7
Income tax expense	18.7	8.1	5.5

Net income	160.4	550.1	677.2
Less: Net income attributable to:
Noncontrolling interest	88.3	57.0	53.2
Series 1 preferred unit distributions	58.2	—	—
Accretion of discount on Series 1 preferred units	9.2	—	—

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$4.7	$493.1	$624.0

Net income (loss) allocable to limited partner interests	$(122.7)	$369.2	$520.5

Net income (loss) per limited partner unit (basic)	$(0.39)	$1.27	$1.99

Weighted average limited partner units outstanding (basic)	316.2	290.6	262.3

Net income (loss) per limited partner unit (diluted)	$(0.39)	$1.27	$1.99

Weighted average limited partner units outstanding (diluted)	316.2	290.6	262.3

Cash distributions paid per limited partner unit outstanding	$2.1740	$2.1520	$2.0925

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2013	2012	2011
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$160.4	$550.1	$677.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	388.0	344.8	339.8
Derivative fair value net losses (gains)	28.6	18.5	(30.1)
Inventory market price adjustments	3.4	9.8	3.6
Environmental costs, net of recoveries	308.1	72.6	171.2
Deferred income taxes	14.5	0.1	(1.1)
State income taxes	8.4	—	—
Allowance for equity used during construction	(43.1)	(11.2)	—
Other	(10.5)	14.1	21.6
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	125.0	42.7	(2.6)
Due from General Partner and affiliates	(12.6)	(3.1)	3.8
Accrued receivables	286.1	(61.8)	174.6
Inventory	(21.2)	11.1	37.5
Current and long-term other assets	(24.1)	(7.3)	(7.7)
Due to General Partner and affiliates	79.1	(12.5)	4.9
Accounts payable and other	85.1	(8.6)	46.4
Environmental liabilities	(174.9)	(100.3)	(292.3)
Accrued purchases	13.8	(19.1)	(101.6)
Interest payable	4.3	(0.9)	9.6
Property and other taxes payable	(0.7)	12.0	9.6
Settlement of interest rate derivatives	(5.3)	—	(18.8)

Net cash provided by operating activities	1,212.4	851.0	1,045.6

Cash used in investing activities:
Additions to property, plant and equipment	(2,409.9)	(1,739.9)	(1,045.2)
Changes in restricted cash	(69.4)	—	—
Asset acquisitions	(0.9)	—	(46.6)
Proceeds from the sale of net assets	44.7	9.5	3.7
Investment in joint venture	(188.6)	(168.5)	—
Other	(18.8)	(7.7)	(10.9)

Net cash used in investing activities	(2,642.9)	(1,906.6)	(1,099.0)

Cash provided by financing activities:
Net proceeds from Series 1 preferred unit issuance	1,199.2	—	—
Net proceeds from unit issuances	519.3	457.0	881.4
Distributions to partners	(708.9)	(660.3)	(565.7)
Repayments to General Partner	(12.0)	(12.0)	(12.4)
Repayments of long-term debt	(200.0)	(100.0)	(31.0)
Net proceeds from issuances of long-term debt	—	—	740.7
Net borrowings under credit facility	335.0	—	—
Net commercial paper borrowings (repayments)	(859.9)	884.9	(609.8)
Borrowings from General Partner	—	—	7.0
Contribution from noncontrolling interest	1,148.3	350.9	3.3
Distributions to noncontrolling interest	(53.6)	(59.9)	(76.4)
Other	—	—	(5.7)

Net cash provided by financing activities	1,367.4	860.6	331.4

Net increase (decrease) in cash and cash equivalents	(63.1)	(195.0)	278.0
Cash and cash equivalents at beginning of year	227.9	422.9	144.9

Cash and cash equivalents at end of period	$164.8	$227.9	$422.9

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2013	2012
	(unaudited, in millions)
ASSETS
Current assets
Cash and cash equivalents	$164.8	$227.9
Restricted cash	69.4	—
Receivables, trade and other, net of allowance for doubtful accounts of $0.5 million in 2013 and $1.9 million in 2012	49.4	142.4
Due from General Partner and affiliates	40.5	27.2
Accrued receivables	210.2	569.7
Inventory	94.9	72.7
Other current assets	47.6	48.0

	676.8	1,087.9
Property, plant and equipment, net	13,176.8	10,937.6
Goodwill	246.7	246.7
Intangibles, net	263.2	257.2
Other assets, net	538.0	267.4

	$14,901.5	$12,796.8

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$121.4	$43.5
Accounts payable and other	822.0	646.0
Environmental liabilities	233.7	108.0
Accrued purchases	465.6	484.1
Interest payable	68.0	69.0
Property and other taxes payable	70.7	71.4
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	200.0	200.0

	1,993.4	1,634.0
Long-term debt	4,777.4	5,501.7
Note payable to General Partner	306.0	318.0
Other long-term liabilities	127.3	95.2

	7,204.1	7,548.9

Commitments and contingencies
Partners’ capital
Series 1 preferred units (48,000,000 at December 31, 2013)	1,160.7	—
Class A common units (254,208,428 at December 31, 2013 and December 31, 2012)	2,979.0	3,590.2
Class B common units (7,825,500 at December 31, 2013 and December 31, 2012)	65.3	83.9
i-units (63,743,099 and 41,198,424 at December 31, 2013 and December 31, 2012, respectively)	1,291.9	801.8
General Partner	301.5	299.0
Accumulated other comprehensive income (loss)	(76.6)	(320.5)

Total Enbridge Energy Partners, L.P. partners’ capital	5,721.8	4,454.4
Noncontrolling interest	1,975.6	793.5

Total partners’ capital	7,697.4	5,247.9

	$14,901.5	$12,796.8

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, Enbridge Energy Company, Inc., our General Partner, and our limited partners using first preferred unit distributions and then the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, after noncontrolling interest and preferred unit distributions, including any incentive distribution rights embedded in the general partner interest, to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners, after Preferred Unit allocations, based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement.

In February 2011, the board of directors of Enbridge Management, as delegate of our General Partner, approved a split of our units, which was effected by a distribution on April 21, 2011 of one common unit for each common unit outstanding and one i-unit outstanding to unitholders of record on April 7, 2011. As a result of this unit split, we have retrospectively restated the computation of our “Net income (loss) per limited partner unit (basic and diluted)” in the table below and restated the number of units in our consolidated statements of financial position to present the prior year amounts on a split-adjusted basis. Additionally, the formula for distributing available cash among our General Partner and limited partners was revised to reflect this unit split, as set forth in our partnership agreement, as amended, and is presented below.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the year ended December 31,
	2013	2012	2011
	(unaudited in millions, except per unit amounts)
Net income	$160.4	$550.1	$677.2
Less Net income attributable to:
Noncontrolling interest	(88.3)	(57.0)	(53.2)
Series 1 preferred unit distributions	(58.2)	—	—
Accretion of discount on Series 1 preferred units	(9.2)	—	—

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	4.7	493.1	624.0
Less distributions paid:
Incentive distributions to our General Partner	(129.9)	(116.3)	(92.9)
Distributed earnings allocated to our General Partner	(14.2)	(13.0)	(11.6)

Total distributed earnings to our General Partner	(144.1)	(129.3)	(104.5)
Total distributed earnings to our limited partners	(695.6)	(636.3)	(568.3)

Total distributed earnings	(839.7)	(765.6)	(672.8)

Overdistributed earnings	$(835.0)	$(272.5)	$(48.8)

Weighted average limited partner units outstanding	316.2	290.6	262.3

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$2.20	$2.19	$2.17
Overdistributed earnings per limited partner unit (2)	(2.59)	(0.92)	(0.18)

Net income (loss) per limited partner unit (basic and diluted) (3)	$(0.39)	$1.27	$1.99

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

(3)	For the year ended December 31, 2013, 43,201,310 anti-dilutive Preferred Units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the year ended December 31, 2013
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited in millions)
Total revenue	$1,519.9	$4,928.8	$1,780.6	$—	$8,229.3
Less: Intersegment revenue	—	1,061.6	50.6	—	1,112.2

Operating revenue	1,519.9	3,867.2	1,730.0	—	7,117.1
Cost of natural gas	—	3,222.1	1,726.8	—	4,948.9
Environmental costs, net of recoveries	273.7	—	—	—	273.7
Oil measurement adjustments	(26.7)	—	—	—	(26.7)
Operating and administrative	487.7	444.3	5.5	7.6	945.1
Power	147.7	—	—	—	147.7
Depreciation and amortization	244.9	143.1	—	—	388.0

	1,127.3	3,809.5	1,732.3	7.6	6,676.7
Operating income (loss)	392.6	57.7	(2.3)	(7.6)	440.4
Interest expense	—	—	—	320.4	320.4
Allowance for equity used during construction	—	—	—	43.1	43.1
Other income (expense) (3)(4)	—	(1.5)	—	17.5	16.0

Income (loss) before income tax expense	392.6	56.2	(2.3)	(267.4)	179.1
Income tax expense	—	—	—	18.7	18.7

Net income (loss)	392.6	56.2	(2.3)	(286.1)	160.4
Less: Net income attributable to the
Noncontrolling interest	—	—	—	88.3	88.3
Series 1 preferred unit distributions	—	—	—	58.2	58.2
Accretion of discount on Series 1 preferred units	—	—	—	9.2	9.2

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$392.6	$56.2	$(2.3)	$(441.8)	$4.7

Total assets (2)	$9,268.9	$4,568.4	$66.7	$997.5	$14,901.5

Capital expenditures (excluding acquisitions)	$2,330.7	$251.3	$—	$18.8	$2,600.8

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)	Totals assets for our Natural Gas Segment includes our long term equity investment in the Texas Express Pipeline project.
(3)

Other income (expense) for our Natural Gas Segment includes a loss of $1.0 million from our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.

(4)	Other income (expense) for our Corporate Segment includes a gain of $17.1 million from the El Dorado storage facility sale in November 2013.

	As of and for the year ended December 31, 2012
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$1,347.3	$4,891.6	$1,418.1	$—	$7,657.0
Less: Intersegment revenue	1.5	923.9	25.5	—	950.9

Operating revenue	1,345.8	3,967.7	1,392.6	—	6,706.1
Cost of natural gas	—	3,172.7	1,397.4	—	4,570.1
Environmental costs, net of recoveries	(91.3)	—	—	—	(91.3)
Oil measurement adjustments	(11.5)	—	—	—	(11.5)
Operating and administrative	383.0	460.1	6.6	2.3	852.0
Power	148.8	—	—	—	148.8
Depreciation and amortization	210.0	134.8	—	—	344.8

	639.0	3,767.6	1,404.0	2.3	5,812.9
Operating income (loss)	706.8	200.1	(11.4)	(2.3)	893.2
Interest expense	—	—	—	345.0	345.0
Other income	—	—	—	10.0	10.0

Income (loss) before income tax expense	706.8	200.1	(11.4)	(337.3)	558.2
Income tax expense	—	—	—	8.1	8.1

Net income (loss)	706.8	200.1	(11.4)	(345.4)	550.1
Less: Net income attributable to the noncontrolling interest	—	—	—	57.0	57.0

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$706.8	$200.1	$(11.4)	$(402.4)	$493.1

Total assets (2)	$7,361.1	$5,162.2	$172.6	$100.9	$12,796.8

Capital expenditures (excluding acquisitions)	$1,373.4	$439.7	$—	$13.1	$1,826.2

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)	Totals assets for our Natural Gas Segment includes our long term equity investment in the Texas Express Pipeline project.

	As of and for the year ended December 31, 2011
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$1,286.7	$7,149.3	$2,173.5	$—	$10,609.5
Less: Intersegment revenue	1.3	1,456.8	41.6	—	1,499.7

Operating revenue	1,285.4	5,692.5	2,131.9	—	9,109.8
Cost of natural gas	—	4,973.8	2,126.3	—	7,100.1
Environmental costs, net of recoveries	(112.9)	(0.4)	—	—	(113.3)
Oil measurement adjustments	(63.4)	—	—	—	(63.4)
Operating and administrative	303.6	392.9	6.3	2.2	705.0
Power	144.8	—	—	—	144.8
Depreciation and amortization	197.1	142.6	0.1	—	339.8

	469.2	5,508.9	2,132.7	2.2	8,113.0
Operating income (loss)	816.2	183.6	(0.8)	(2.2)	996.8
Interest expense	—	—	—	320.6	320.6
Other income	—	—	—	6.5	6.5

Income (loss) before income tax expense	816.2	183.6	(0.8)	(316.3)	682.7
Income tax expense	—	—	—	5.5	5.5

Net income (loss)	816.2	183.6	(0.8)	(321.8)	677.2
Less: Net income attributable to the noncontrolling interest	—	—	—	53.2	53.2

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$816.2	$183.6	$(0.8)	$(375.0)	$624.0

Total assets(2)	$6,157.1	$4,680.6	$179.4	$353.0	$11,370.1

Capital expenditures (excluding acquisitions)	$654.0	$432.8	$—	$9.8	$1,096.6

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)

For comparability purposes, we have made reclassifications of approximately $10.7 million out of Total Corporate assets into Total Natural Gas assets for the December 31, 2011 balances. The reclassification represents our long term equity investment in the Texas Express Pipeline project as of December 31, 2011.